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                                                                    EXHIBIT 23.3

                       CONSENT OF INDEPENDENT ACCOUNTANTS

     We consent to the incorporation by reference in this registration statement on Form S-4 of our report dated February 6, 1996, on our audits of the financial statements and financial statement schedule of CIS Technologies, Inc. and Subsidiaries. We also consent to the reference to our firm under the caption "Experts."

                                          COOPERS & LYBRAND L.L.P.

Tulsa, Oklahoma

April 29, 1996